UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2005

Archon Corporation

(Exact name of registrant as specified in its charter)

Nevada	1-9481	888-0304348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3993 Howard Hughes Parkway, Suite 630, Las Vevas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 732-9120

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01 Other Events.

Archon Corporation (the “Company” or “Archon”) a company headquartered in Las Vegas, announced today that its Annual Meeting of Stockholders, scheduled for today, June 30, 2005, at 10:00 am, PDT, has been adjourned and postponed one day to Friday, July 1, 2005, at 10:00 a.m., PDT. As originally scheduled, the adjourned and postponed annual meeting will still take place at the Company’s Pioneer Hotel & Gambling Hall, 2200 Casino Drive, Laughlin, Nevada.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Press Release dated June 30, 2005 entitled “Archon Corporation Stockholders Meeting Adjourned and Postponed to July 1, 2005.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHON CORPORATION (Registrant)

Date: June 30, 2005

	By:	/s/ John Garner
John Garner
	Its:	Senior Vice President, Treasurer, Secretary and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 30, 2005 entitled “Archon Corporation Stockholders Meeting Adjourned and Postponed to July 1, 2005.”

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